SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                December 1, 1995
                (Date of Report; Date of Earliest Event Reported)


                            PRUDENTIAL REALTY TRUST
              (Exact Name of Registrant as specified in its Charter)


       Massachusetts               1-8965                    22-6400284
(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                       Identification No.)



     Prudential Plaza, Newark, New Jersey                      07102
      (Address of Principal Executive Offices)               (Zip Code)


                                 (201) 802-4302
                (Registrant's telephone no., including area code)


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     Items 1 through 4.  Not applicable.

     Item 5.   Other Events.

               Prudential Realty Trust on December 1, 1995 made a distribution in the amount of $5.30 per Income Share to holders of Income Shares of record on November 16, 1995. Since Income Shareholders will receive total liquidation payments of less than $8.00 per Income Share, there will be no distribution to Capital Shareholders.

               Prudential Realty Trust has terminated its existence as of December 1, 1995 by filing a certificate of termination with the Commonwealth of Massachusetts. A copy of the form of certificate of termination is an exhibit to this Form 8-K. Upon the filing of such certificate, the shareholders of Prudential Realty Trust have no further rights under the Declaration of Trust and cease to be shareholders. Prudential Realty Trust will file a Form 15 with the Securities and Exchange Commission in order to suspend its reporting obligations under the Securities Exchange Act of 1934.

               The remaining assets and liabilities of the Trust were transferred effective immediately after the close of business on December 1, 1995 to a liquidating trust. The Income Shareholders of record as of November 16, 1995 will be holders of beneficial interests in the liquidating trust in proportion to their former interests as Income Shareholders. Beneficial interests in the liquidating trust will not be transferable, except upon death of the holder of such beneficial interest or by operation of law.

               The assets of the Trust transferred to the liquidating trust consist of receivables in an estimated amount of approximately $1,646,000 and cash in the amount of $486,000. The amount ultimately recovered from the receivables is not determinable at this time and could be substantially less than the amount claimed. The liabilities of the Trust transferred to the liquidating trust consist of payables estimated in the amount of approximately $1,165,000. The ultimate amount of liabilities transferred and the expenses of the liquidating trust are not determinable at this time and, consequently, the amount ultimately received by former Income Shareholders is also not determinable at this time.

               After collection of all receivables and the settlement of all liabilities transferred to the liquidating trust, a final distribution will be made to holders of beneficial interests of the liquidating trust against

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     surrender of Certificates for their Income Shares.  It is
     currently anticipated that all receivables will be collected before March 31, 1996.

               The trustee of the liquidating trust will be State Street Bank and Trust Company, pursuant to a Liquidating Trust Agreement, effective immediately after the close of business on the 1st day of December, 1995, by and between Prudential Realty Trust and State Street Bank and Trust Company. The form of Liquidating Trust Agreement is an exhibit to this Form 8-K and the description herein is qualified in its entirety by reference to such form of Agreement. State Street Bank and Trust Company will retain The Prudential Realty Advisors, Inc. as advisor to assist it in collecting the claims and paying the liabilities transferred to the liquidating trust, pursuant to an Advisory and Support Services Agreement, effective immediately after the close of business on December 1, 1995, between The Prudential Realty Advisors, Inc. and State Street Bank and Trust Company. The form of Advisory and Support Services Agreement is an exhibit to this Form 8-K and the description herein is qualified in its entirety by reference to such form of Agreement. The Prudential Realty Advisors, Inc. has served as advisor to Prudential Realty Trust. The Prudential Realty Advisors, Inc. will not receive compensation for advising the liquidating trust with respect to the collection of receivables and the settlement of liabilities transferred to the liquidating trust but may receive compensation for additional services to the liquidating trust if there are any. It is not expected that there will be any additional services.


     Item 6.   Not Applicable.

     Item 7.   Financial Statements,
               Pro Forma Financial Information and Exhibits.

          (a) and (b)  Not applicable.
          (c)  Exhibits Required by Item 601 of Regulation S-K.

    Exhibit
      No.

       4.1          Form of certificate of termination.

       10.1         Form of Liquidating Trust Agreement,
                    effective immediately after the close of business on the 1st day of December, 1995, by and between Prudential Realty Trust, a

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                    Massachusetts business trust, and State
                    Street Bank and Trust Company, a trust
                    company organized under the laws of the
                    Commonwealth of Massachusetts.

       10.2 Form of Advisory and Support Services Agreement, effective immediately after the close of business on December 1, 1995, between The Prudential Realty Advisors, Inc., a New Jersey corporation, and State Street Bank and Trust Company, a trust company organized under the laws of the Commonwealth of Massachusetts.

    Item 8.    Not Applicable.

                              SIGNATURE


               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: December 4, 1995


                              PRUDENTIAL REALTY TRUST



                              By: /s/ James W. McCarthy
                                 Name: James W. McCarthy
                                 Title: Vice President,
                                        Comptroller and Principal
                                        Accounting Officer

                            EXHIBIT INDEX





     Exhibit No.    Description                          Page No.

        4.1    Form of certificate of termination

        10.1   Form of Liquidating Trust Agreement,
               effective immediately after the close of business on the 1st day of December, 1995, by and between Prudential Realty
               Trust, a Massachusetts business trust,
               and State Street Bank and Trust Company, a trust company organized under the laws of the Commonwealth of Massachusetts.

        10.2   Form of Advisory and Support Services
               Agreement, effective immediately after
               the close of business on December 1,
               1995, between The Prudential Realty
               Advisors, Inc., a New Jersey
               corporation, and State Street Bank and
               Trust Company, a trust company organized under the laws of the Commonwealth of Massachusetts.

                                                           EXHIBIT 4.1

                 CERTIFICATE OF TERMINATION OF TRUST

                       PRUDENTIAL REALTY TRUST

               WHEREAS Prudential Realty Trust (the "Trust") was organized by Declaration of Trust dated June 19, 1985 and filed on said date with the Secretary of State of the Commonwealth of Massachusetts (said Declaration of Trust as subsequently amended hereinafter the "Declaration") and thereafter issued an equal number of Income Shares and Capital Shares with liquidation preferences and other rights as set forth in the Declaration;
               WHEREAS Section 8.1 of the Declaration directs that "The Trustees will terminate the Trust upon liquidation of the Trust's investments as required under Section 5.1" of the Declaration;
               WHEREAS Section 8.2 of the Declaration provides as
     follows:
               "8.2.     Termination of Trust
               (a)       Upon the termination of the Trust;
               (i) the Trust shall carry on no business except for the purpose of winding up its affairs;

               (ii) the Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, Securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

               (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Estate, in cash or in kind or partly each, among the Shareholders according to their respective rights.

               (b)  After termination of the Trust and
     distribution to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and such distribution, a copy of which instrument shall be filed with the Secretary of State of the Commonwealth of Massachusetts, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders shall thereupon cease."


               NOW, THEREFORE, the undersigned, being all of the Trustees of the Trust, hereby certify that:
               1. The Trustees have adopted a plan of complete liquidation and dissolution and termination of the Trust ("Liquidation Plan") in conformity with Section 5.1 of the Declaration.
               2. In accordance with the Liquidation Plan and as provided in Sections 5.1, 8.1 and 8.2 of the Declaration, the Trustees have (a) sold or otherwise liquidated all of the real properties and other non-cash assets comprising the Trust Estate (as defined in the Declaration) of the Trust other than certain claims for insurance reimbursement and operating receivables (the "Receivables"), (b) paid or provided for the payment of all liabilities of the Trust,

     (c) received such releases and indemnities as they deem necessary for their protection, and (d) distributed the remaining Trust Estate among the Shareholders of the Trust according to their respective rights. Such distribution has consisted of cash in the amount of $5.30 per share to the holder of each Income Share and the assignment of the Receivables and remaining cash, subject to any remaining operating liabilities of the Trust ("the Remaining Liabilities"), to State Street Bank and Trust Company as Trustee of a newly formed liquidating trust without transferable shares for the pro rata benefit of the holders of Income Shares (the "Liquidating Trust"). The sum of the cash that has been distributed and the maximum amount of the Receivables and cash, less Remaining liabilities, that may become distributable from the Liquidation Trust is less than the full amount of the liquidation preference of the Income Shares provided for in the Declaration, with the result that no portion of the Trust Estate is or will be available for distribution to holders of Capital Shares.
               3. Accordingly, the Trustees have terminated the Trust, and the Trust is now terminated.
               4. Duplicate original copies of this certificate executed by the Trustees are being lodged with the records of the Trust and filed with the Secretary of State of the Commonwealth of Massachusetts, whereupon (as provided in Section 8.2(b) of the Declaration) the Trustees shall be discharged from all further liabilities and duties under the Declaration and the rights and interests of all Shareholders shall cease.






               WITNESS the execution hereof under seal by each of
     the undersigned this              day of             , 1995.

                                        -------------------------
                                        Jeffrey L. Danker

                                        _________________________
                                        Joseph M. Selzer

                                        _________________________
                                        Richard J. Boyle

                                        _________________________
                                        Francis L. Bryant, Jr.

                                                EXHIBIT 10.1

                     LIQUIDATING TRUST AGREEMENT

               THIS LIQUIDATING TRUST AGREEMENT (this "Trust Agreement"), made as of the close of business on the 1st day of December, 1995, by and between Prudential Realty Trust, a Massachusetts business trust ("PRT"), and State Street Bank and Trust Company, a trust company organized under the laws of the Commonwealth of Massachusetts (in its capacity as trustee hereunder, the "Trustee");


                        W I T N E S S E T H :


               WHEREAS, the Trustees of PRT (the "PRT Trustees") adopted a Plan of Complete Liquidation and Dissolution (the
     "Plan") at a meeting of the PRT Trustees held on June 2, 1995;

               WHEREAS, PRT holds assets not expeditiously or conveniently distributable in kind at the present time;

               WHEREAS, the PRT Trustees, at a meeting held on November 2, 1995, which meeting was recessed and concluded on November 6, 1995, authorized the proper officers of PRT to transfer for the benefit of the holders of Income Shares of PRT (the "Income Shareholders") a part or all of PRT's assets to one or more liquidating trustees; and

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein:



                              ARTICLE 1.


                       TRANSFER TO THE TRUSTEE

          1.1 Transfer of the Assets to the Trustee. PRT transfers and assigns to the Trustee, and the Trustee hereby accepts, PRT's entire right, title and interest in and to the assets described in Exhibit A attached hereto and made a part hereof (the "Assets") and all proceeds and income from investment and reinvestment in respect thereof (together with the Assets, the "Trust Property"). The Trustee shall keep the Trust Property in a separate account. PRT transfers and assigns to the Trustee, for satisfaction out of the Trust Property, all of its obligations and liabilities of any kind and nature, including those described in Exhibit B attached hereto and made a part hereof, whether liquidated or unliquidated, known or unknown, contingent or fixed, other than those as to which PRT or the Trustees of PRT have been indemnified by third parties and the obligation of such third parties to pay such claims has been admitted or established (collectively "Trust Obligations"), and the Trustee in its capacity as Trustee assumes, and agrees to pay, Trust Obligations out of the Trust Property, except to the extent the same shall be contested in good faith and by appropriate proceedings. The Trustee shall have no duty to pay or satisfy any obligations or liabilities which are not Trust Obligations.


          1.2 Intention of Parties. It is the intention of the parties that the Trustee shall acquire title to the Trust Property so that the complete liquidation and dissolution of PRT shall be completed within the twenty-four (24) month period following the effectiveness of the Plan, thus qualifying as a complete liquidation for purposes of Subchapter C of the Internal Revenue Code of 1986, as amended. Although PRT has transferred the Assets directly to the Trustee, the parties intend that, for Federal income tax purposes only, such transfer is to be considered in substance a transfer from PRT to the "Former Shareholders" (as hereinafter defined) and from them to the Trustee. The Assets are transferred and assigned to the Trustee, and the Trustee shall hold and deal with the Trust Property, in trust for the sole benefit of the "Beneficiaries" (as hereinafter defined), on the terms and conditions herein set forth. The creditors of PRT are not intended to be Beneficiaries of the Trust and the Trustee shall have no fiduciary duty to them.

                              ARTICLE 2.


                            BENEFICIARIES

          2.1 Shareholders as Beneficiaries. A list as of November 16, 1995 (the "Record Date") of the Income Shareholders of PRT (the "Former Shareholders"), is set forth in Exhibit C attached hereto and made a part hereof. The Former Shareholders shall be the initial Beneficiaries with the same beneficial interest ("Beneficial Interest") in the trust created hereby (the "Trust") as is shown on Exhibit C. For this purpose, the term Beneficial Interest shall mean, for each Beneficiary, the percentage determined by dividing the number of Income Shares of PRT held by the Beneficiary on the Record Date by the total number of Income Shares outstanding on the Record Date. For ease of administration, the Trustee may, if it so elects, express the Beneficial Interest of each Former Shareholder in terms of units. Each distribution by the Trustee to the Beneficiaries shall be made to the Former Shareholders, or their legal representatives or successors in interest authorized by Section 2.3 (together with the Former Shareholders, the "Beneficiaries"), pro rata according to their Beneficial Interest in the Trust.


          2.2 Record of Beneficiaries. The Trustee shall maintain at its place of business a record of the name of a each Beneficiary, if such name is known to the Trustee, and of his Beneficial Interest in the Trust.


          2.3       Transfer of Interests.  The Beneficial
                    Interest of a Beneficiary in the Trust may not be transferred in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest) except
                    (a) by bequest or inheritance in the case of an individual Beneficiary or (b) by operation of law (collectively, "Permitted Transfers"). All Trust Certificates, if any, issued hereunder will bear an appropriate legend restricting their transfer to Permitted Transfers alone. A Permitted Transfer shall be effective only upon receipt by the Trustee of such documents of transfer, including, if any Trust Certificates are issued by the Trustee, the Trust Certificates being transferred, as the Trustee reasonably may require. If Trust Certificates are not so issued, the Trustee may effect a Permitted Transfer upon receipt from a Beneficiary of a document requesting a transfer, together with such supporting documentation as the Trustee deems appropriate. If the Trustee is reasonably in doubt as to whether a transfer is a Permitted Transfer, it may require an opinion of counsel from the person requesting the transfer.


          2.4 Missing Beneficiaries. A Missing Beneficiary shall be defined as a Former Shareholder who has not cashed one or more checks issued to him in payment of liquidating distributions or has not given a receipt for the delivery of property addressed to him as part of a liquidation distribution. If a notice of distribution is mailed by the Trustee to a Beneficiary and either the notice is returned by United States Postal Service to the Trustee as undeliverable or any check included in such notice is not cashed within a reasonable period of time, such Beneficiary shall thereafter be a Missing Beneficiary. Any person designated as being a Missing Beneficiary may request from the Trustee, and upon such request shall be given, an explanation of the circumstances causing such designation.
                    The Trustee need not give such explanation unless it receives such request.

                              ARTICLE 3.


       PURPOSE, LIMITATIONS AND DISTRIBUTIONS TO BENEFICIARIES

          3.1 Purpose of Trust. This Trust is established for the sole purpose of holding the Assets transferred to it by PRT on behalf of the Beneficiaries, enforcing the rights of the Beneficiaries thereto, collecting the income thereon, distributing the Trust Property to the Beneficiaries (after provision for claims and liabilities, as contemplated by Section 3.2), and taking such other action as is necessary to conserve and protect the Trust Property and to provide for the orderly liquidation of any and all of the Trust Property. Under no circumstances shall the Trust or the Trustee in its capacity as trustee hereunder have any power to engage in any trade or business, or in any other activity except as is necessary to the orderly liquidation and distribution of any and all of the Assets.


          3.2       Operation of Trust.  The Trustee in its
                    capacity as trustee shall receive and hold all the Trust Property and shall, from time to time, establish a record date for distribution (a "Trust Record Date") and pay over to the Beneficiaries as of the applicable Trust Record Date any cash which is received as the result of (a) the collection of any income derived from investment or reinvestment of the Trust Property, (b) any disposition of the Trust Property and (c) any collection with respect to Assets which are receivables. Such distribution shall be made pro rata according to the Beneficiaries' respective Beneficial Interest in the Trust; provided, however, that no distribution shall be made to Beneficiaries without first satisfying or adequately providing for (i) Trust Obligations, (ii) a reserve for the fees of the Trustee and the reasonable expenses incurred or to be incurred by the Trustee and
                    (iii) a reasonable reserve for payments to be paid to Missing Beneficiaries or in escheat in accordance with applicable law; provided, further, however, that if the amount which the Trustee may distribute to the Beneficiaries is less than the cost of making such distribution, the Trustee shall not be required to distribute such amount and may (x) if the distribution is not a Terminating Distribution (as defined below), retain such distribution as Trust Property or
                    (y) if the distribution is intended to terminate this Trust Agreement pursuant to Section 8.1 hereof or is made following the revocation of this Trust Agreement pursuant to Section 9.2 hereof (collectively, "Terminating Distributions"), donate the Terminating Distribution to a charitable institution to be determined by the Trustee. All distributions of cash to the Beneficiaries shall be rounded to the nearest whole cent. In addition, the Trustee may, in its absolute discretion, distribute any of the Trust Property to the Beneficiaries in kind; provided, however, that no such distribution shall be made to the Beneficiaries unless such Trust Property, if a "security" under the Securities Act of 1933, as amended (the "Securities Act"), is registered pursuant to the Securities Act and applicable state securities laws, or available exemptions therefrom are obtained, to the satisfaction of counsel to the Trustee. The Trustee shall take such action as it deems appropriate to enforce its rights to the Trust Property so that the Beneficiaries may receive the full benefit thereof.

          3.3 No Payment to PRT. In no event shall the Trustee reconvey to PRT any Trust Property.


          3.4       Payment Procedures.  The Trustee may
                    establish reasonable standards and procedures (which may include the establishment of a date after which claims need not be considered and paid or satisfied as Trust Obligations) for the assertion by third parties that claims should be considered to be Trust Obligations, payable by the Trustee from Trust Property. The Trustee need not pay or satisfy any claims not asserted in accordance with such standards and procedures.



                              ARTICLE 4.


                         AUTHORITY OF TRUSTEE

          4.1 Authority of Trustee. Among the other powers stated or implied herein, in connection with the administration of this Trust, the Trustee in its fiduciary capacity may exercise the following powers, authority and discretion:


               (a)       to hold legal title to any and all
                         rights of the Beneficiaries in or arising from the sale of any Trust Property, and to receive and collect any and all payments due in connection with any such sales;


               (b) to receive, hold, maintain, grant, sell, exchange, convey, release, assign or otherwise transfer legal title to any Trust Property;

               (c)      to hold Trust Property in the name of a
                         nominee or in any other way without
                         disclosing the trust relationship;


               (d)       to enter into contracts;


               (e)       to execute and deliver, upon proper
                         payment, partial and complete release of any third-party obligations transferred to the Trust;


               (f) to protect and enforce the rights vested in the Trustee to the Trust Property by this Trust Agreement by any method deemed appropriate, including, without limitation, by judicial proceedings;


               (g)      to take any steps necessary to establish
                         clear title to any Trust Property;

               (h)       to employ legal counsel,
                         accountants, advisors, custodians and
                         other agents, including, without
                         limitation, The Prudential Realty
                         Advisors, Inc., a New Jersey corporation
                         ("PRA"), and its employees, in
                         connection with the administration or
                         termination of this Trust, to delegate
                         to any of them any powers of the
                         Trustee, and to pay out of the Trust
                         Property to such legal counsel,
                         accountants, advisors, custodians and
                         other agents reasonable compensation for services rendered;

               (i)       to enter into an advisory and support
                         services agreement with PRA (the "Advisory and Support Services Agreement") in substantially the form attached hereto as Exhibit D;


               (j) to file any and all tax returns required in connection with the Trust created hereby and to pay any taxes properly payable by the Trust out of the Trust Property;


               (k)       to select a fiscal year for the Trust;


               (l)       to compromise, adjust, arbitrate,
                         defend, pay from the Trust Property or
                         otherwise deal with and settle Trust
                         Obligations;

               (m)       to compromise, adjust, arbitrate,
                         sue on or defend, abandon or otherwise
                         deal with and settle claims in favor of
                         or against the Trust as the Trustee
                         shall deem best;


               (n)       to make distributions to Missing
                         Beneficiaries either by continuing to hold amounts distributed in trust, without payment to such Missing Beneficiaries of interest on the amount of such distributions, or by mailing a distribution to State Street Bank and Trust Company, or such other entity as may be chosen by the Trustee, as escrow agent for the Missing Beneficiaries; and


               (o)       to file a petition in bankruptcy or
                         similar action to effect the final
                         liquidation of the Trust, in which case the fees and expenses of the Trustee payable hereunder or in such proceeding are intended to be those of a custodian entitled to priority under Section 543 of the Bankruptcy Code.



          4.2       Limitations of Trustee's Investment
                    Authority. The Trustee in its capacity as trustee hereunder shall not engage in any income-producing activity, except that the Trustee may, without being required to diversify the Trust Property, keep the Trust Property invested in any of the "sweep" funds in which the Trustee regularly invests its excess funds for the benefit of other trusts administered by its Corporate Trust Department.

                              ARTICLE 5.


                             THE TRUSTEE

          5.1 Generally. The Trustee in its capacity as trustee hereunder shall perform such duties, and only such duties, as are specifically set forth in this Trustee Agreement or are reasonably implied for the administration of the Trust.


          5.2 Liability of Trustee. No provision of this Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent actions, its own negligent failure to act or its own fraud or willful misconduct, except that:


               (a) the Trustee shall be liable only for the performance of such duties and obligations as are specifically set forth in this Trust Agreement or directed by the Beneficiaries following a meeting of Beneficiaries held in
                         accordance with Article X    hereof;


               (b)       the Trustee shall not be liable for any
                         error of judgment made in good faith, unless the Trustee was grossly negligent; and


               (c)       the Trustee shall not be liable with
                         respect to any action taken or omitted to be taken in good faith in accordance with the direction of the Beneficiaries following a meeting of Beneficiaries held in accordance with Article X hereof.

          5.3 Reliance by Trustee. Except as otherwise provided in Section 5.2:


               (a)       the Trustee may rely, and shall be
                         protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, including, without limitation, documents delivered to the Trustee pursuant to Section 2.3 hereof and directions from the Beneficiaries adopted at a meeting of Beneficiaries held in accordance with Article X hereof;


               (b)       the Trustee may consult with legal
                         counsel (including tax counsel), accountants, advisors, custodians and other agents employed pursuant to Section 4.1(h) hereof, and the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such persons;


               (c) persons dealing with the Trustee, acting in its capacity as trustee hereunder, shall look only to the Trust Property to satisfy any liability incurred by the Trustee to such person in carrying out the terms of this Trust, and the Trustee shall have no personal obligation to satisfy any such liability; and

               (d) the Trustee may rely on certificates and advice of former officers, trustees and employees (designated in writing by such former officers and trustees) of PRT and on the certificates and advice of PRA rendered pursuant to the Advisory and Support Services Agreement in determining how to liquidate non-cash portions of the Trust Property and how to settle existing or future claims payable out of the Trust Property, including Trust Obligations, and may sell all or any portion of the Trust Property to any of such persons including, without limitation, PRA, it being understood that the validity of any transaction entered into by the Trustee pursuant to the powers, rights and authority granted to it hereunder shall not be affected or impaired by reason of the fact or circumstance that the Trustee is dealing with a person who is a former trustee, officer, employee or stockholder of PRT or is otherwise affiliated with such a former trustee, officer, employee or stockholder, provided that such transaction is entered into by the Trustee in good faith and for what the Trustee, in its sole discretion, believes is fair consideration.

          5.4 Safekeeping of Trust Property. All moneys and other assets received by the Trustee shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries, but need not be segregated from other trust assets, unless and to the extent required by law. The Trustee shall be under no liability for interest or producing income on any moneys received by it hereunder and held for distribution or payment to the Beneficiaries, except as such interest shall actually be received by the Trustee in its capacity as Trustee hereunder.


          5.5 Expense Reimbursement and Compensation. The Trustee shall be entitled to reimburse itself out of the Trust Property for all out-of-pocket expenses, including but not limited to the fees and expenses of persons employed pursuant to
                    Section 4.1(h) hereof, and to pay itself reasonable compensation out of the Trust Property for all services rendered by it in the execution of the Trust and in the exercise and performance of any of its powers and duties.


          5.6 No Bond. The Trustee shall serve without bond.

          5.7 Indemnification of Trustee. The Trustee shall be indemnified by, and may reimburse itself out of, the Trust Property, against and from any and all loss, liability, expense or damage which the Trustee may sustain in good faith and without willful misconduct, gross negligence or fraud in the exercise and performance of any of the powers and duties of the Trustee under this Trust Agreement.



                              ARTICLE 6.


                          SUCCESSOR TRUSTEE

          6.1       Resignation, Removal and Succession.  The
                    Trustee may resign at any time. Such resignation shall become effective upon the appointment of a successor and the acceptance by such successor of such appointment. The Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of more than 50 percent. Any corporation or other entity to which the Trustee shall transfer all or substantially all of its corporate trust business (including the Trust and the Trustee's duties and obligations under this Trust Agreement) shall become the successor Trustee without further act, provided that it is otherwise entitled to serve in that capacity.


          6.2 Appointment of Successor. In the event of any vacancy in the office of Trustee, a successor Trustee shall be selected by the resigning Trustee or, in the event of a removal of the Trustee by Beneficiaries pursuant to Section 6.1, by Beneficiaries having an aggregate Beneficial Interest of more than 50 percent.


          6.3       Acceptance of Appointment by Successor
                    Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file such acceptance with the trust records. Thereupon, such successor Trustee shall, without any further act, become vested with all the estates, properties, right, powers, trusts and duties of its predecessor in the trust with like effect as if originally named herein; provided, however, that a retiring Trustee shall, nevertheless, when requested in writing by the Successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee under the Trust all the estates, properties, rights, powers and trusts of such predecessor Trustee.



                              ARTICLE 7.


                       REPORTS TO BENEFICIARIES

          7.1       Reports to Beneficiaries.  As soon as
                    practicable after the end of each fiscal year and upon termination of the Trust, the Trustee shall submit a written report and account to the Beneficiaries showing (i) the assets and the liabilities of the Trust at the end of such fiscal year or upon such termination and the receipts and disbursements of the Trustee for such period,
                    (ii) any changes in the Trust Property not previously reported and (iii) any action taken by the Trustee in the performance of its duties which materially affects the Trust; provided, however, that reports need not be submitted to Missing Beneficiaries. The Trustee may submit similar reports for such interim periods as it deems advisable. In addition, as soon as practicable after the close of each calendar year, the Trustee shall supply each Beneficiary other than Missing Beneficiaries with a statement reflecting information which may be helpful in determining the amount of taxable income from the Trust that the Beneficiary should include in such Beneficiary's federal income tax return.



                              ARTICLE 8.


                         TERMINATION OF TRUST

          8.1 Termination of Trust. This Trust Agreement shall terminate upon payment to the Beneficiaries of all of the Trust Property (it being understood that a payment to an escrow agent pursuant to
                    Section 4.1(n) shall be considered a payment to beneficiaries for the purposes of this clause); provided, however, that the Trust Property which has not been distributed to an escrow agent pursuant to Section 4.1(n) hereof and which would otherwise be distributed to Missing Beneficiaries shall continue to be held by the Trustee until each Missing Beneficiary is located and distribution can be made to him or until such earlier time as the Trustee, acting pursuant to and in accordance with local escheat or other applicable law, shall distribute the Trust Property theretofore held in trust for the Missing Beneficiaries; provided, further, however, that this Trust Agreement shall in no event continue to exist beyond three years from the date hereof, and shall terminate one year from the date hereof, unless the Trustee in its sole discretion determines that the shortened term of the Trust and the possible impracticability of paying or satisfying Trust Obligations or distributing a portion of the Trust Property in kind to the Beneficiaries may require that the Trustee sell portions of the Trust Property for less than the maximum price that would be realized if the Trust were not required to terminate within such one-year or three-year period, as applicable, in which case the Trustee may extend the term for such additional periods as the Trustee may determine is necessary to accomplish the purposes of this Trust Agreement.



                              ARTICLE 9.


                              AMENDMENT

          9.1 Method of Amendment. The Beneficiaries shall have the right at any time by vote of Beneficiaries having an aggregate Beneficial Interest of more than 50% to alter, amend or revoke this Trust Agreement in whole or in part, provided that (i) any such alteration or amendment which shall affect the duties of the Trustee hereunder shall not become effective until consented to by the Trustee in writing and (ii) no such alteration or amendment shall cause any of the Trust Property to be reconveyed to PRT, cause the Trustee in its capacity as trustee hereunder to engage in any activity other than that appropriate for a liquidating trustee.


          9.2       Effect of Revocation.  In the case of
                    revocation, the Trustee as soon as practicable and in no event later than one year from the date of its receipt of written notice thereof, shall, subject to making provision for paying or satisfying and Trust Obligations and paying the amounts described in Section 5.5, distribute all cash held in trust, to the Beneficiaries pro rata according to their respective Beneficial Interests or and distribute the rights to any other Trust Property held by the Trustee to the Beneficiaries by whatever means it shall deem appropriate, and, in this latter regard, reliance on an opinion of counsel shall be full and complete authorization and protection for any such action taken hereunder; provided, however, that any Trust Property which has not been distributed to an escrow agent pursuant to Section 4.1(n) hereof and would otherwise be distributable to any Missing Beneficiary shall continue to be held by the Trustee until such Missing Beneficiary is located and distribution can be made to such Missing Beneficiary, or until such earlier time as the Trustee, acting pursuant to and in accordance with local escheat or other applicable law shall distribute the Trust Property theretofore held in trust for such Missing Beneficiaries. In the case of revocation, the Trustee shall be authorized to pay out of the Trust Property the reasonable costs, including attorneys' fees, of effecting the complete distribution of the Trust Property to the Beneficiaries.



                             ARTICLE 10.


                      MEETINGS OF BENEFICIARIES

          10.1 Purpose of Meetings; Vote Required. Meetings of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article X for the purpose of taking any action which Beneficiaries are required or permitted to take under the terms of this Agreement or applicable law. The Beneficiaries shall act at any such meeting by majority vote, subject to Section 9.1.


          10.2 Meetings Called by Trustee. The Trustee may at any time call a meeting of the Beneficiaries to be held at such time and at such place as the Trustee shall determine. Notice of any meeting of the Beneficiaries shall be given by the Trustee (or by the Beneficiaries in the event the Trustee shall fail to give notice after a request by the Beneficiaries pursuant to Section 10.3); provided, however, that no notice need be sent to Missing Beneficiaries. Such notice shall set forth the time and place of the meeting and in general terms the actions to be proposed at the meeting, and shall be mailed not more than 60 nor less than 10 days before the meeting is to be held to all of the Beneficiaries as of a record date not more than 60 days before the date of the meeting.


          10.3 Meetings Called on Request of Beneficiaries. Within 30 days after request to the Trustee by Beneficiaries having an aggregate Beneficial Interest of at least 25% to call a meeting of all of the Beneficiaries, which request shall specify in reasonable detail the action to be proposed, the Trustee shall call a meeting of the Beneficiaries pursuant to Section 10.2. If the Trustee fails to call such meeting within such 30-day period, such meeting may be noticed by Beneficiaries having an aggregate Beneficial Interest of at least 25% or by their designated representative. Except as specifically provided in this Section 10.3, nothing in this Agreement shall be deemed to require the Trustee to call a meeting of the Beneficiaries.


          10.4 Person Entitled to Vote at Meetings of Beneficiaries. Each Beneficiary as of the record date shall be entitled to vote at a meeting of the Beneficiaries, either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized and the Trustee may assume without further inquiry that the signature appearing on such written authorization is the valid signature of such Beneficiary.


          10.5 Quorum. At any meeting of Beneficiaries, the presence of Beneficiaries having an aggregate Beneficial Interest of 50% or more of the total Beneficial Interests outstanding shall be necessary to constitute a quorum. If less than a quorum is present, Beneficiaries having an aggregate Beneficial Interest of more than 50% of the aggregate Beneficial Interest of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present.


          10.6      Adjournment of Meetings.  Any meeting of
                    Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.


          10.7 Conduct of Meetings. The Trustee shall appoint a Chairperson and a Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. Two Inspectors of Votes, appointed by the Chairperson of the meeting, shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting their verified written report.


          10.8 Record of Meetings. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustee to be preserved by it. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



                             ARTICLE 11.


                       MISCELLANEOUS PROVISIONS

          11.1 Intention of Parties to Establish Trust. This Trust Agreement is not intended to create, and shall not be interpreted as creating, an association, partnership or joint venture of any kind. It is intended as a trust to be governed and construed in all respects as a trust.


          11.2 Laws as to Construction. This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


          11.3 Separability. In the event any provision of this Trust Agreement or the application thereof to any person or circumstance shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement or the application of such provision to any person or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.


          11.4 Notices. Any notice or other communication hereunder shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to the person for whom such notice is intended at his address last known to the person giving such notice.


          11.5 Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers, all as of the date first above written.

                                   PRUDENTIAL REALTY TRUST


                                   By





                                   STATE STREET BANK AND TRUST
                                     COMPANY


                                   By

                              EXHIBIT A

                                ASSETS


1.   Cash in the amount of $486,145.27.

2.   $ 17,442.00; Maple Plaza Tenant; November rent receivable.

3.   $ 14,144.00; Union Transport; August rent receivable.

4. $ 40,034.00; Wright Printing; June, July and August rent receivable.

5. $308,946.00; Sullivan & Cromwell; escrow held until PRA has letter of credit security deposits transferred to owner of Maple Plaza.

6. $116,471.00; Maple Plaza and Huntington Business Campus escalations and tenant electric billings; billings to be collected by PRA through the new owner to extent possible.

7. $923,866.00; Prudential Risk Management; fire insurance recovery.

8.   $225,000.00; Reliance Insurance Co.; D&O insurance recovery.

9. Any other assets of Prudential Realty Trust, a Massachusetts business trust, of any kind and wherever located.

                                  EXHIBIT B


                                 OBLIGATIONS

1. $1,139,411.00; J.P. Morgan Securities Inc.; for real estate brokerage fees and comfort letter. Amount not to be paid until acceptable comfort letter received by PRA.

2. $16,000.00; Various; for printing and mailing of 12/1/95 3rd quarter report and liquidating distribution.

                                  EXHIBIT C


                            LIST OF BENEFICIARIES

                                                           Exhibit 10.2


                   ADVISORY AND SUPPORT SERVICES AGREEMENT


          Advisory and Support Services Agreement, effective as of the close of business on December 1, 1995, between The Prudential Realty Advisors, Inc., a New Jersey corporation ("Contractor"), and State Street Bank and Trust Company, as trustee ("Trustee") under the Liquidating Trust Agreement, dated as of the date hereof, between Prudential Realty Trust ("PRT") and the Trustee (the "Trust Agreement");

          WHEREAS, as part of its liquidation under a Plan of Complete Liquidation and Dissolution adopted at a meeting of the Trustees of PRT held on June 2, 1995, and pursuant to the terms and conditions of the Trust Agreement, PRT has transferred to Trustee for the benefit of the Income Shareholders of record on November 16, 1995 certain assets (together with investment proceeds and income thereon, the "Trust Property");

          WHEREAS, pursuant to the terms and conditions of the Trust Agreement, PRT has assigned and transferred to Trustee, for satisfaction out of the Trust Property, all of its obligations and liabilities of any kind and nature, whether known or unknown, contingent or fixed, other than those as to which PRT or the Trustees of PRT have been indemnified by third parties (the "Trust Obligations"), and Trustee in its capacity as Trustee has assumed and agreed to pay the Trust Obligations out of the Trust Property, except to the extent the same shall be contested in good faith and by appropriate proceedings;

          WHEREAS, Trustee requires certain advice and support services in connection with Trustee's investment and disposition of the Trust Property and satisfaction or payment of the Trust
Obligations;

          WHEREAS, Trustee, as contemplated by the Trust Agreement determined to retain Contractor to provide advice and support services to Trustee on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the foregoing and the mutual conditions and covenants contained herein, it is hereby agreed as follows:

          1. Qualifications. Contractor represents, warrants and agrees with Trustee that (a) it is qualified to serve as Trustee's adviser and to perform the advisory and service functions undertaken by it pursuant to this Agreement; and (b) its staff is or will be sufficient in size and has the requisite training, experience and other qualifications necessary to perform such functions, consistent with the adequate performance of all other duties now or hereafter undertaken by Contractor for itself. Contractor will submit to Trustee materials descriptive of Contractor as Trustee may reasonably request to assist Trustee and Trustee's personnel in utilizing the advice and support services to be provided by Contractor pursuant to this Agreement.

          2. Advice and Services. During the term of this Agreement, at the request of Trustee, Contractor shall make available to Trustee, on a non-exclusive basis, members of its executive management and staff, or engage others, as reasonably required to assist Trustee in the settlement of claims included in, and the investment and disposition of, the Trust Property and the satisfaction or payment of Trust Obligations, including, without limitation:

          (a) Contractor's executive management personnel, for overall executive supervision and control of Contractor's performance under this Agreement;

          (b) its internal investment staff, for financial advice and services;

          (c) outside legal counsel, for legal advice and services to members of Contractor's management who provide advice and services to Trustee under this Agreement;

          (d)  outside tax experts, for tax advice;

          (e) its internal accounting staff, for accounting and bookkeeping advice and services and outside auditors;

          (f) outside risk management experts, for insurance and risk management advice and services, including, without limitation, assistance in determining and obtaining proper insurance coverage for risks assumed by the Trustee;

          (g) its internal data-processing staff, for data-processing advice and services; and

          (h) such other personnel of Contractor and others engaged hereunder whose services the parties agree are necessary and desirable to assist Trustee in discharging its obligations under the Trust Agreement.

           3.   Limitation on Assignments.

          (a) Contractor shall not be delegated responsibility for the holding or investment of any Trust Property consisting of liquid assets, including without limitation promissory notes, except insofar as Contractor serves as a collection agent for Trustee.

          (b) It is understood that Contractor cannot and is not committing any specific employee of Contractor to advise or provide services to Trustee under this Agreement.

          4. Authority of Contractor. Contractor shall not purchase, sell, encumber, satisfy, settle or compromise any part of the Trust Property or Trust Obligations except with the advance approval of Trustee. Contractor shall be considered to be and shall conduct itself as an independent contractor, and shall not have the right or power to bind Trustee.

          5. Records. Contractor shall maintain and make available to representatives of Trustee appropriate records of its activities hereunder.

          6. Fees and Expenses. There will be no fee to Contractor for services in connection with the collection of the receivables initially included in the Trust Property or the payment of the payables initially included in the Trust Obligations. As compensation for any services in addition to those specified in the immediately preceding sentence, Trustee shall pay to Contractor, on a monthly basis, a fee to be determined as follows:

          (a) Any fees will be determined as a function of the hours spent by Exempt personnel attending to Trustee matters and will include a 20% surcharge. The charges for each Exempt employee's time in any monthly period shall be computed in accordance with the following formula:

          Charges = A x B x 1.20
                        1695

     where A = Hours Spent by Exempt Employee Providing Advice or
               Services to Trustee and
           B = Exempt Employee's Annual Salary.

There will be no separate charge for time spent by non-Exempt personnel on Trustee affairs.

          (b) As used in this paragraph 7, "Exempt" refers to an employee who is exempt from the overtime provisions of the Fair
Labor Standards Act.

          (c) Contractor shall be reimbursed against bills submitted to Trustee for all reasonable expenses directly related to the performance by Contractor of its obligations hereunder, including, without limitation, third party consulting, legal, accounting or other fees, and out-of-pocket expenses such as travel, lodging and telephone toll charges.

          (d) Each of Contractor's bills to Trustee shall include the calculations by which fees were established, together with such additional information, if any, as the Trustee may reasonably request. Absent manifest error, the Trustee may assume that fees have been properly computed.

          7. Access to Information. Each party hereto will give the other reasonable access (including duplication rights) to any books, records, contracts, instruments, and other information regarding the Trust Property and Trust Obligations, and Contractor shall keep and make available to Trustee books and records reasonably necessary to verify the accuracy of Contractor's billings for fees and expenses. Each party shall keep confidential any and all of such information which is valuable confidential information proprietary to the other.

          8. Limitation of Liability. Neither Contractor nor any officer, director, employee or agent of Contractor shall be liable to Trustee for any error of judgment or mistake of law or for any loss incurred by Trustee in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Contractor or from Contractor's reckless disregard of obligations and duties under this Agreement.

          9. Indemnification of Contractor by Trustee. Trustee shall indemnify out of the Trust Property, but not out of its own assets or any other property, and hold harmless Contractor, and its subsidiaries and the officers, directors and employees of Contractor and its subsidiaries out of the Trust Property, but not out of its own assets or any other property, from and against any and all losses, liabilities, claims, damages, costs and expenses (including reasonable attorneys' fees and other expenses of litigation) to which such party may become subject arising out of the provision by Contractor to Trustee of advice and support services to be provided under this Agreement; provided, that such indemnity shall not protect Contractor or such other persons against any liability to which Contractor would otherwise be subject under the terms of this Agreement by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under this Agreement.

          10. Litigation. All actions filed for the benefit of the Beneficiaries named in the Trust Agreement shall be filed in the name of Trustee for the benefit of such Beneficiaries. In the case of actions filed against PRT and included in the Trust Obligations, the parties will cooperate to substitute the name of Trustee as defendant where appropriate.

          11.  Conflicts and Disclosure.  Trustee recognizes that
Contractor formerly was an advisor to PRT and that certain trustees and officers of PRT are directors or officers of Contractor
(Contractor's prior relationship with PRT shall be referred to hereinafter as "Affiliations").

          (a) Before requesting advice or services from Contractor in relation to any claim against PRT or the Trust Property or Trust Obligations, Trustee will consider the significance of any Affiliation and shall decide whether to confer or consult with Contractor with specific instructions regarding, or limits to, Contractor's advising on or servicing such claim. Trustee will, however, provide prompt notice of any such claim to Contractor, which notice shall include reasonable detail, to the extent known by Trustee, of the nature of such claim.

          (b) In the case of a proposed sale, encumbrance, satisfaction, settlement or compromise involving any asset constituting part of the Trust Property or Trust Obligations which involves any Affiliation, the Trustee may elect (i) not to retain the advice or services of Contractor or (ii) to retain the advice or services of Contractor in part and, in part, at the expense of the Trust Property, the advice or services of an independent third party.

          (c) Without the prior written consent of Trustee, which in each case may be granted or withheld in the sole discretion of

Trustee, Contractor shall not participate in any transaction in which Contractor or any officer or director of Contractor shall arrange to receive or accept any fee or other payment (other than the fees payable and expenses reimbursable to Contractor under this Agreement) from developers, financial partners or other persons for services rendered or work performed with respect to or in connection with any part of the Trust Property or Trust Obligations.

          12. Other Business. Nothing contained herein shall prevent Contractor or any affiliate or associate of Contractor from engaging in any other business. In the event Trustee believes that a conflict between Trustee's requirement for advice or support services under this Agreement and the requirements of Contractor's own business is affecting Contractor's performance hereunder, at Trustee's request, the parties agree to meet and agree on a resolution of such conflict which is satisfactory to both parties.

          13. Termination. This Agreement shall remain in effect until the earlier of the termination of the trust formed pursuant to the Trust Agreement or the first anniversary of the date hereof.

          14. Further Assurances. Each of the parties will make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as the other party may reasonably request and as may reasonably be required in order to effectuate the purposes of this Agreement and to carry out the terms hereof.

          15. Notices. All communications hereunder shall be in writing and shall be addressed, if intended for Contractor, to The Prudential Realty Advisors, Inc., 751 Broad Street, 3rd Floor, Newark, New Jersey 07102-3777, Attention: Joseph M. Selzer, with a copy to Donna Dellechiaie, Esq., at Prudential Realty Group, 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102, or such other address as it shall have furnished to Trustee in writing; and if intended for Trustee, to State Street Bank and Trust Company, 2 International Place, Boston, MA 02110, Attention: Corporate Trust Department (1995 Prudential Realty Trust Liquidating Trust), with a copy to Shipman & Goodwin, One American Row, Hartford, CT 06103-2819, Attention: Daniel P. Brown, Jr., Esq., or such other address as it shall have furnished to Contractor in writing.


          16. Amendment and Modification. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated other than by agreement in writing signed by the parties hereto.

          17. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, provided, however, that this Agreement may not be assigned by either of the parties hereto without the prior written consent of the other.

          18. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                    STATE STREET BANK AND TRUST COMPANY

                    ___________________________________


                    By:  ______________________________
                         Name:
                         Title



                    THE PRUDENTIAL REALTY ADVISORS, INC.

                    ____________________________________


                    By:  ________________________________
                         Name:
                         Title: